BANK FINANCING ACTIVITIES	9 Months Ended
Mar. 31, 2023
Debt Disclosure [Abstract]
BANK FINANCING ACTIVITIES

5.	BANK FINANCING ACTIVITIES

Bank Line of Credit

On October 4, 2021, the Company entered into a Loan Agreement with Main Street Bank of Marlborough, Massachusetts, which provided for a $2,600,000 Term Loan and a $250,000 Revolving Line of Credit Loan Facility, which was increased to $500,000 effective May 17, 2022. The $500,000 line of credit is due on demand and had no borrowings outstanding at March 31, 2023. Borrowings under the line of credit bear interest payable monthly at the prime lending rate plus 1.5% per annum, or 9.50% as of March 31, 2023, and shall not be less than 4.75% per annum. Borrowings under the line of credit are limited to the borrowing base comprised of a percentage of eligible accounts receivable and inventory and are secured by all the assets of the Company.

Long-Term Debt

Long-term debt consists of the following at March 31, 2023:

Amount
Term Loan Note payable to Main Street Bank with monthly principal payments of $30,952 plus interest at the rate of 7.00% as of March 31, 2023 is secured by all assets of the Company, and subject to certain periodic reporting to the bank, an annual minimum EBITDA plus stock based compensation to debt service coverage ratio of 1.20:1 commencing with the fiscal year ending June 30, 2023, and other conditions. The Term Loan Note matures on October 15, 2028.	$2,073,808

Less current maturities	(371,429)
Less debt issuance costs, net of accumulated amortization of $2,789	(20,737)
Long-term debt, net of current portion of debt issuance costs	$1,681,642

At March 31, 2023 principal payments due on the Term Loan Note payable are as follows:

Fiscal Year Ending June 30:
2023	$92,856
2024	371,429
2025	371,429
2026	371,429
2027	371,429
Thereafter	495,236
Total long term debt	$2,073,808